UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2018

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On January 29, 2018, AXIS Capital Holdings Limited, a Bermuda company ("the Company"), made available on its website certain balance sheet information for Novae Group plc ("Novae") including fair value adjustments relating to purchase accounting as of October 2, 2017. In addition, the Company made available on its website supplemental financial information presenting unaudited historical financial information for Novae for the nine months ended September 30, 2017 and the quarterly periods therein. On October 2, 2017, the Company acquired the entire issued and to be issued share capital of Novae. Copies of the balance sheet information and supplemental historical information for Novae are furnished as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure
On January 29, 2018 the Company issued a press release announcing that it has entered into an agreement for the Reinsurance to Close of the 2015 and prior years of account for Syndicate 2007. A copy of the press release is furnished as Exhibit 99.3 and is incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.3 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Balance Sheet Information of Novae Group plc
99.2	Unaudited Historical Financial Information of Novae Group plc
99.3	Press Release dated January 29, 2018

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Unaudited Balance Sheet Information of Novae Group plc
99.2	Unaudited Historical Financial Information of Novae Group plc
99.3	Press Release dated January 29, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 29, 2018

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Conrad Brooks
Name:	Conrad Brooks
Title:	General Counsel